UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2017

JOBLOCATIONMAP INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36604	46-0745348
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 North Michigan Avenue #600, Chicago, IL 60611

(Address of Principal Executive Office) (Zip Code)

(773) 236-8132

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on form 8-K (this “Report”) contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. Given these uncertainties, you should not place undue reliance on these forward- looking statements. Such statements may include, but are not limited to, information related to: anticipated operating results; relationships with our customers; consumer demand; financial resources and condition; changes in revenues; cost of sales; selling, general and administrative expenses; interest expense; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report and the documents that we reference and filed as exhibits to this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosures set forth under Item 2 are incorporated by reference into this Item 1.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 10, 2017, the Company acquired all of the shares of Bio Health Products Inc. a Nevada corporation, in exchange for 200,000 shares of the Company’s common stock, whereby Bio Health Products became a wholly owned subsidiary of the Company. Bio Health Products Inc. had previous acquired the assets of Essential Oils, a sole proprietorship. Bio Health Products Inc. was owned by Liang Chen, the CEO of the Company. Mr. Chen acquired control of the Company on April 27, 2017, as disclosed in an 8-K filed by the Company on May 17, 2017.

FORM 10 DISCLOSURE

As disclosed elsewhere in this Report, on July 10, 2017, the Company acquired Bio Health Products Inc. Item 2.01(f) of Form 8-K provides the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting all classes of the registrant’s securities subject to the reporting requirements of Section 13 of the such Exchange Act upon consummation of the transaction.

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the “Company”, “we,” “our” and “us” refer to Joblocationmap Inc.

Information in response to this Item 2.01 below is keyed to the items numbers of Form 10.

DESCRIPTION OF BUSINESS

Business Overview

JobLocationMap (the Company) was incorporated in the State of Nevada on June 15, 2010. JobLocationMap’s principal business objective has been developing and marketing an online map application. With the acquisition of Bio Health Products (“BHP”) the Company is changing its focus to the sale of high end pure organic oils also called “Essential Oils.” The Company now operates the website www.bestaromaoils.com that was acquired as part of the BHP transaction.

BHP orders pure oils wholesale from suppliers and repackages and rebrands them to sell to end consumers. It specializes in a few key product lines currently and has built up its branding by marketing to sell niche lifestyle products that are branded as being very pure and only available in high concentration.

Essential oils can be distilled from leaves, barks, roots and other parts of a plant. They are said therefore to contain the true essence of these plants and can be used then to provide psychological and physical therapeutic benefits. Such oils have been used for thousands of years but it was only in the 1970s to 1980s that these oils started to become a major part of alternative health therapy around the world. Since then people have also started creating cleaners as well as pet remedies from these oils. Essential oils are also widely utilized in cleaning & home products owing to their superior antibacterial and antiseptic properties. Customers are keen on specialized products as various applications require specific characteristics and ingredients.

These naturally derived oils have no detrimental side effect unlike most conventional drugs and medicines, which is a major driving factor for the essential oil market. Increasing demand for natural personal care products and pleasant aromatic cleaning agents is expected to foster the industry growth in these applications. Growing need for aromatic flavors and fragrances in cosmetics, perfumes, as well as spa and relaxation applications is expected to fuel demand in upcoming years.

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Most of these oils are created by large farm distribution centers which in turn send their products to their industrial partners or to distributors to repackage, brand and also to sometimes dilute down these oils for sale at a retail level.

Oils can also be used individually or blended to produce additional uses. Single oils for example can be used for arthritis, muscle pain, colds, diarrhea and blends can be used for the treatment of acne, boost immunity and anti-aging

BHP’s product line consists of:

•	Tea Tree Oil is perfect for acne treatment, skin tag removal, dry scalp and dandruff, toe and foot fungus, wart removal, and skin oil remover.

•	Eucalyptus Oil will act as a nasal decongestant to clear sinuses to allow for easier breathing. It will open up air passages so a good comfortable night rest is possible.

•	Castor Oil is good for hair growth and to grow and strengthen eyelashes and eyebrows. It can also be used as a facial moisturizer and in skin care

•	Rosehip Oil is for skin and facial care, helps to reduces wrinkles and fine lines and has good anti-aging properties

•	Lemon Oil’s strong citrus scent works well in aromatherapy diffusers and can also be used as a natural household cleaner and disinfectant, and in DIY skin care recipes

•	Cinnamon Oil is best used for aromatherapy and muscle pain relief. It therefore works well for massages and in anxiety and depression relief

•	Cedarwood Oil,

•	Lemongrass Oil can be used for aromatherapy and as a fragrance additive. It also has anti-inflammatory, anti-fungal and bug repellent properties.

•	Emu Oil will help regenerate skin to provide a youthful appearance. It can be used as a facial toner and it will improve damage from eczema, psoriasis, burn scars, surgical scars, redness, age spots, sun spots, sores, and can also be used to help moisturize dry skin.

Market Analysis

Growing consumer preference for natural products has led to the development of innovative applications in personal care and beauty products. Rapid industrialization and increasing disposable consumer income are the other major factors driving the market growth, especially in developing countries such as China, India, Vietnam, and Thailand.

The global essential oil market size exceeded USD 6.0 billion in 2015. Increasing applications in aromatherapy coupled with rising demand for fragrances and flavors in food & beverages and personal care is expected to drive market growth over the upcoming years.

Improvements in consumer disposable income have driven growth for the Essential Oil Manufacturing industry in the preceding five years to 2016. The industry experienced wavering demand early on in the period, when downstream markets were still amid a sluggish recovery from the decade’s previous lows. Renewed growth in per capita disposable income, however, has gradually boosted purchases of discretionary products such as beauty products and cosmetics, many of which use essential oils. As a result, industry revenue surged by 6.1% in 2014, while demand from downstream markets like cosmetic and beauty product manufacturing and soap and cleaning compound manufacturing each experienced strong recovery in 2015.

The global essential oils market is projected to grow at a CAGR of 8.6% from 2015 to 2022

BHP will focus on two market segments:

•	Essential Oils: BHP aims to expand the current portfolio of essential oils products and hence capture a greater portion of the current market. This can be done quickly with enough marketing capital since the company currently already has a certain branding and can use that branding to boost revenue from existing customers

•	Other Beauty Products: BHP is already entrenched within the online ecommerce space for organic products. It will be a natural progression therefore to expand into other similar organic beauty products such as face creams, make up and body care products which would cater strongly to the same clientele, or customers who are looking for products with lower skin sensitivity owing to their organic origins.

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Competition

We face vigorous competition from companies throughout the world, including large multinational consumer products companies that have many essential oil brands under ownership and standalone brands, including those that may target the latest trends or specific distribution channels. Competition in the essential oils industry is based on the introduction of new products, pricing of products, quality of products and packaging, brand awareness, perceived value and quality, innovation, in-store presence and visibility, promotional activities, advertising, editorials, e-commerce and mobile-commerce initiatives and other activities.

Many multinational consumer companies have greater financial, technical or marketing resources, longer operating histories, greater brand recognition or larger customer bases than we do and may be able to respond more effectively to changing business and economic conditions than we can. Many of these competitors’ products are sold in both a great number of retail stores and online as well. Our competitors may attempt to gain market share by offering products at prices at or below the prices at which our products are typically offered, including through the use of large percentage discounts and “buy one and get one free” offers. Competitive pricing may require us to reduce our prices, which would decrease our profitability or result in lost sales. Our competitors, many of whom have greater resources than we do, may be better able to withstand these price reductions and lost sales.

Government Regulation

Additional state and federal requirements may be imposed on consumer products as well as oils, cosmetic ingredients, or the labeling and packaging of products intended for use as oils. For example, several lawmakers are currently focused on giving the FDA additional authority to regulate oils and their ingredients. This increased authority could require the FDA to impose increased testing and manufacturing requirements on cosmetic manufacturers or oils or their ingredients before they may be marketed. We are unable to ascertain what, if any, impact any increased statutory or regulatory requirements may have on our business.

In the United States, essential oils are regulated by the U.S. Food and Drug Administration (FDA). To date, there is no universal or regulatory definition of essential oils. However, it is widely understood that essential oils are aromatherapy products extracted from plant sources

Essential oils are classified and regulated by the FDA depending on their marketed or intended use. The FDA may determine the intended use through various factors, including how the product is marketed, reviewing label claims and wording used in advertising. Essential oils may also be evaluated on a case by case basis. Under FDA regulation, essential oils may fall into two categories: cosmetics or drugs. It is possible for essential oils to be considered both a cosmetic and a drug.

If an essential oil is marketed for the sole purpose of aroma, such as a perfume or body spray, it is considered a cosmetic. Additionally, if an essential oil is only intended for cleansing or beautifying, it can be classified as a cosmetic.

If the intended use has been identified as cosmetic in nature, the product is not required to be approved by the FDA before it can be sold in the United States.

However, essential oils must still comply with the Fair Packaging and Labeling Act (FPLA) and the Federal Food, Drug, And Cosmetic Act (FD&C Act). The FDA holds the right to inspect products, manufacturers, and sellers that they believe may be in violation of these laws.

If an essential oil makes a therapeutic claim, it can no longer be regulated as a cosmetic. In the United States, essential oils are often marketed for aromatherapy. By definition, aromatherapy is the use of plant-based solutions that are intended to benefit users mental or physical well-being through different aromas.

When a product makes a claim that affects the body, prevents disease or treats a condition, it must be considered a drug under FDA regulation. Even broad claims, such as relieving anxiety, can classify the product as a drug.

Unlike cosmetics, drugs do need FDA approval before they can be legally sold to consumers.

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Employees

The Company currently has two employees, Mr. Chen and Eric Steffen, the originator of the Essential Oils, that was acquired by Bio Health Products, and which forms the basis of the Company’s ongoing operations.

Description of Properties

The Company does not own or lease any real property

Financial Information

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following management’s discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in this report. The management’s discussion and analysis contains forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under “Risk Factors” in this Form 8-K, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. The Company’s actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this report.

As the result of the change in business and operations of the Company, a discussion of the past, pre-acquisition financial results of the Company is not pertinent, and under applicable accounting principles the historical financial results of Essential Oils as acquired by Bio Health Products, the wholly owned operating subsidiary of the Company.

The following discussion highlights Bio Health Product’s results of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The following discussion and analysis are based on Essential Oil’s audited and unaudited financial statements contained in this Current Report, which we have prepared in accordance with United States generally accepted accounting principles. You should read this discussion and analysis together with such financial statements and the related notes thereto.

Going Concern

Our ability to continue as a going concern is dependent upon our generating operating cash flow and raising capital sufficient to fund operations. We have discussed our strategy and plans relating to these matters elsewhere in this Current Report although the consolidated financial statements included herein do not include any adjustments that might result from the outcome of these uncertainties.

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Results of Operations

Comparison for the six months ended June 30, 2017, and 2016 for the operations of Bio Health Products Inc. F/K/A Essential Oils.

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016

Revenues	$11,429	$28,694	$23,391	$57,766
Cost of Goods Sold	3,665	13,102	8,599	28,286
Gross Profit	7,764	15,592	14,792	29,480

Operating Expenses
General and administration	10,949	26,769	15,715	46,008
Total operating expenses	10,949	26,769	15,715	46,008

Profits/(Net loss) from operations	(3,185)	(11,177)	(923)	(16,527)

Other income (expense)	-	-
Interest expense	(1,630)	(923)	(4,556)	(1,125)
Total other income (expense)	(1,630)	(923)	(4,556)	(1,125)

Profits/(Net loss) before taxes	(4,815)	(12,099)	(5,479)	(17,653)
Provision for income taxes		-	-	-
Net loss	$(4,815)	$(12,099)	$(5,479)	$(17,653)

REVENUE

During the three months ended June 30, 2017, we generated $11,429 in revenue, compared to $28,694 for the three months ended June 30, 2016. The decrease in revenues was due to a decrease in customer demand for product.

OPERATING EXPENSES

During the three months ended June 30, 2017, we incurred operating expenses of $10,949 compared to $26,769 during the three months ended June 30, 2016. The decrease was due to decreased advertising and promotion.

Financial Condition, Liquidity and Capital Resources

As of June 30, 2017, we had cash on hand of $83. We will need to raise additional capital as revenue from operations are not expected to be able to support the cash required to fully execute our business plan.

Off Balance Sheet Arrangements

The Company has no off balance sheet arrangements.

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Effect of Inflation and Changing Prices

We do not believe that inflation or changing prices have had a material effect on our business, results of operations or financial condition during the past two years.

Critical Accounting Policies

Critical accounting policies are those that require application of our management’s most difficult, subjective or complex judgments often as a need to make estimates about the effects of matters that are inherently uncertain and may change in subsequent periods. The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates, judgments and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. The most significant estimates in our financial statements are discussed below. Actual results could vary from those estimates.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments. The Company does not currently have any accounting estimates.

Inventory

The Company's inventory consists of oil products held by the Company. All inventory held by the Company is finished goods. Inventories are stated at the lower of cost or market value. Inventory held by the Company is stored off-site and held by a third party. The Company utilizes last-in first-out for inventory items held. Items determined to be obsolete are reserved for. The Company provides for the possible inability to sell its inventories by providing an excess inventory reserve. As at June 30, 2017, the Company determined that no reserve was required.

Financial Instruments

The Company follows ASC 820, "Fair Value Measurements and Disclosures", which defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

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Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Revenue Recognition

The Company recognizes revenue from the sale of products and services in accordance with ASC 605,"Revenue Recognition."

The Company recognizes revenue from services only when all of the following criteria have been met:

i)	Persuasive evidence for an agreement exists;

ii)	Service has been provided;

iii)	The fee is fixed or determinable; and,

iv)	Collection is reasonably assured.

Revenue related to product sales is fully recognized when the above criteria are met.

Recent Accounting Pronouncements

In May 2014 and again in August 2015, the Financial Accounting Standards Board issued amended accounting guidance on revenue recognition that will be applied to all contracts with customers. The objective of the new guidance is to improve comparability of revenue recognition practices across entities and to provide more useful information to users of financial statements through improved disclosure requirements. This guidance is effective for annual and interim periods beginning in 2019. Early adoption is permitted, but only beginning in 2018. The Company is currently assessing the impact of adoption on its financial statements.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our Common Stock as of June 30, 2017, by:

●	each person or group who is known by us to own beneficially more than 5% of our outstanding shares of Common Stock (“5% Owner”);

●	each of our named executive officers (“Officer”);

●	each of our directors (“Director”); and

●	all of our executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Percentage of beneficial ownership is based on 9,500,000 shares of Common Stock outstanding as of June 30, 2017. Except as disclosed in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of Common Stock shown as beneficially owned by the stockholder.

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Name and Address of Beneficial Owner	Nature of Beneficial Ownership	Number of Shares Beneficially Owned	Percent of Class
Liang Chen	Indirect (1)	8,000,000	84.2%
Xiang yan lu xi 255 Hao 3-1-402 shi, Wo yang xian cheng guang zhen An hui sheng, PRC 233600

(1)	These shares are owned by Peak Global Holdings Limited. Mr. Chen is the sole shareholder of Peak Global Holdings Limited

Directors and Executive Officers

Set forth below are the name, age and position and a brief account of the business experience of our Directors and executive officers.

Name	Age	Position	Director Since
Liang Chen	28	CEO, CFO Director	2017

Liang Chen graduated from the University of Science and Technology of China in 2010. He was employed from June 2010 – May 2015 as a marketing manager at Anhui Technology Import and Export Co where he was tasked with implementing new marketing campaigns for their products. From June 2015 to February 2017 he was the Marketing Director of Anhui Sinonet Science & Technology Co Ltd and has been

Limitation of Liability of Directors

Pursuant to the Nevada General Corporation Law, our Articles of Incorporation exclude personal liability for our Directors for monetary damages based upon any violation of their fiduciary duties as Directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which a Director receives an improper personal benefit. This exclusion of liability does not limit any right which a Director may have to be indemnified and does not affect any Director’s liability under federal or applicable state securities laws. We have agreed to indemnify our directors against expenses, judgments, and amounts paid in settlement in connection with any claim against a Director if he acted in good faith and in a manner he believed to be in our best interests.

Election of Directors and Officers

Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

No Executive Officer or Director of the Corporation has been the subject of any Order, Judgment, or Decree of any Court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring, suspending or otherwise limiting him from acting as an investment advisor, underwriter, broker or dealer in the securities industry. Or as an affiliated person, director or employee of an investment company, bank, savings and loan association. Also an insurance company or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any securities.

No Executive Officer or Director of the Corporation has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding, which is currently pending.

No Executive Officer or Director of the Corporation is the subject of any pending legal proceedings.

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Nominating Committee

We do not have a Nominating Committee or Nominating Committee Charter. Our board of directors performed some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we are continuously updating our operations and have limited resources with which to establish additional committees of our board of directors.

Compensation Committee

We do not have a Compensation Committee or Compensation Committee Charter. Our board of directors performed some of the functions associated with a Nominating Committee. We have elected not to have a Compensation Committee in that we are continuously updating our operations and have limited resources with which to establish additional committees of our board of directors.

Executive Compensation

Compensation Discussion and Analysis

SUMMARY COMPENSATION TABLE

The following table includes information regarding the compensation paid or awarded to the individuals listed below (each a “Named Executive Officer,” and collectively, the “Named Executive Officers”) during 2016 and 2015. We have no pension or deferred compensation plans and, therefore, have omitted the column regarding compensation under such plans.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Omri Morchi	2016	$—	$—	$—	$—	$—	$—	$—	$—
President	2015	$—	$—	$—	$—	$—	$—	$—	$—

Eden Shoua	2016	$—	$—	$—	$—	$—	$—	$—	$—
Treasurer	2015	$—	$—	$—	$—	$—	$—	$—	$—

Mr. Morchi and Ms. Shou resigned in May 2017 and Mr. Chen was then appointed as the sole officer and director of the Company.

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Compensation of Directors

There are no agreements to compensate any of the directors for their services.

We have not adopted any retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of our employees.

Termination of Employment and Change of Control Arrangement

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any former employees, officers or directors which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of such person’s employment with the Company, or any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company.

Certain Relationships and Related Transactions, and Director Independence

As of April 27, 2017, Omri Morchi and Eden Shoua (the “Sellers”), entered into a Common Stock Purchase Agreement (the “Stock Purchase Agreement”) pursuant to which the Sellers agreed to sell to Peak Global Consultants Limited (the “Purchaser”), the 8,000,000 shares of common stock of the Company (the “Shares”) owned by the Sellers, constituting approximately 84.2% of the Company’s 9,500,000 issued and outstanding common shares, for $235,000. Our sole officer and director, Liang Chen, is the sole shareholder of Peak Global Consultants Limited.

On July 10, 2017, the Company acquired Bio Health Products Inc., a Nevada corporation, which was owned by Mr. Chen, the CEO and controlling shareholder of the Company. The Company paid consideration of 200,000 shares of the Company’s common stock for 100% of Bio Health Products.

Director Independence

Our Common Stock is not listed on any national securities exchange or inter-dealer quotation system with a requirement that a majority of our Board of Directors be independent, and therefore, we are not subject to any director independent requirements. In assessing the independence of our Board members, our Board has reviewed and analyzed the standards for independence required under the NASDAQ Capital Market, including NASDAQ Marketplace Rule 5605, and applicable SEC regulations. Based on this analysis, our Board has determined that our sole Board Member does not meet the standards for independence provided in the listing requirements of the NASDAQ Capital Market and SEC regulations.

Legal Proceedings

We are not currently involved in any legal proceedings outside the normal course or business.

Market Price of and Dividends on the Registrant’s Common Equity and Related Shareholder Matters

Our stock trades on the OTC Markets Group’s OTC Pink Tier, under the symbol JBCT. There is currently no market for the stock and have been no trades in the Company’s stock.

Dividend Policy

We do not plan to pay additional dividends in the foreseeable future. Our Board will determine our future dividend policy on the basis of many factors, including results of operations, capital requirements, and general business conditions. Earnings, if any, will be retained to finance our growth.

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Recent Sales of Unregistered Securities

The information below lists all of our securities sold by us during the past three years which were not registered under the Securities Act of 1933. We paid no underwriting discounts or commissions in connection with the following transaction:

Sale of Equity Securities

Date	Number of Shares	Aggregate Cash Consideration	Exemption From Registration
July 10, 2017	200,000	Acquisition of Business	Section 4(2) of the Securities Act of 1933

Description of Registrant’s Securities to be Registered

The Company is authorized to issue 100,000,000 shares of common stock, $.0001 par value and 50,000,000 shares of preferred stock, $.0001 par value. As of June 30, 2017 there are 9,500,000 common shares issued and outstanding and no Preferred Shares issued or outstanding.

Common Stock

All shares of common stock are entitled to one vote per share on matters that are submitted to a vote of the Shareholders. Cumulative voting for election of Directors is not permitted. The holders of shares are entitled to receive distributions in cash, property or other shares when, as and if declared by the Board of Directors out of funds legally available therefore, and are entitled to share ratably in the assets of the Company legally available for distribution to the holders of shares in the event of any liquidation, dissolution or winding up of the Company. The Shareholders have no preemptive, subscription or conversion rights. The shares are not subject to redemption. All of the outstanding shares are fully paid and non-assessable. The Company serves as the transfer agent and registrar for the shares.

Preferred Stock

The Company is authorized to issue 50,000,000 shares of preferred stock, par value $0.0001. There were no shares of preferred stock outstanding as of June 30, 2017. The Company has made no plans or arrangements to issue any of the preferred shares.

Distribution Policy

Holders of the Shares are entitled to distributions when and if declared by the Board of Directors in their sole discretion out of funds legally available therefore. The Company has not made cash distributions or declared dividends since its inception.

Indemnification of Directors and Officers

Section 78.7502 of the Nevada Revised Statutes (the “NRS”) provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses including attorneys’ fees, judgments, fines and amounts paid in settlement in connection with various actions, suits or proceedings, whether civil, criminal, administrative or investigative other than an action by or in the right of the corporation, a derivative action, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses including attorneys’ fees incurred in connection with the defense or settlement of such actions, and the statue requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s certificate of incorporation, bylaws, agreement, a vote of stockholders or disinterested directors or otherwise.

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Our certificate of incorporation provides that we will indemnify and hold harmless, to the fullest extent permitted by Nevada Statute, as amended from time to time, each of our officers and directors.

In addition, we currently maintain a directors’ and officers’ liability insurance policy which insures, subject to the exclusions and limitations of the policy, our directors and officers against certain liability which might be incurred by them solely in such capacities.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Changes and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 5.06: CHANGE IN SHELL COMPANY STATUS.

Prior to the closing of the Sale and Purchase Agreement, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).  As a result of the closing of the Sale and Purchase Agreement, we have ceased to be a shell company.  The information contained in this Current Report constitutes the current Form 10 information necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

99.1	Financial statements of businesses acquired for the Period Ended December 31, 2016

99.2	Financial statements of businesses acquired for the Period Ended June 30, 2017

99.3	Pro forma financial information

99.4	Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JOBLOCATIONMAP INC.

Date: November 9, 2017	By:	/s/ Liang Chen
Liang Chen, CEO

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